SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001
                                                         ----------------

          Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                             33-59922
                                             33-84844
                                             33-99462
                                            333-22131
                                            333-55817
   United States of America                 333-39856           02-0118519
 ---------------------------------         -------------    --------------------
(State or other jurisdiction of            (Commission      (I.R.S. Employer
incorporation or organization)              File No.)       Identification No.)

               295 Main Street
            Tilton, New Hampshire                                  03276
   --------------------------------------------           ----------------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (603) 286-4348
                                                          ----------------------

                        Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.

          Providian National Bank entered into Amendment No. 7, dated as of March 1,2001 ("Amendment No. 7"), and Amendment No. 8, dated as of April 1, 2001 ("Amendment No. 8"), to the Providian Master Trust Pooling and Servicing Agreement, dated as of June 1, 1993, as amended and supplemented, between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee. Providian National Bank also entered into an Amendment, dated as of April 1, 2001 to the Providian Master Trust Series 1993-3, 1996-1, 1997-1, 1997-2, 1997-3, 1997-4, 1998-1, 1999-1, 1999-2, 2000-1, 2000-2, and 2000-3
Supplements (the "Amendment to Supplements"), between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee. Copies of Amendment No. 7, Amendment No. 8, and the Amendment to Supplements are attached as Exhibits 4.1, 4.2 and 4.3.

          Signatures pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                               PROVIDIAN MASTER TRUST

                                               PROVIDIAN NATIONAL BANK,
                                               Servicer,


                                               By: /s/ Michael K. Riley
                                                  --------------------------
                                                  Michael K. Riley
                                                  Vice President
Dated: April 19, 2001

                                 EXHIBIT INDEX

Exhibit No.

     4.1 Amendment No. 7 dated as of March 1, 2001 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended and supplemented, between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee.

     4.2 Amendment No. 8 dated as of April 1, 2001 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended and supplemented, between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee.

     4.3 Amendment, dated as of April 1, 2001, to the Series 1993-3, 1996-1, 1997-1, 1997-2, 1997-3, 1997-4, 1998-1, 1999-1, 1999-2, 2000-1,
          2000-2, and 2000-3 Supplements, between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee.